UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 2, 2006

INTRA-ASIA ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-75297	87-0616524
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1111 Corporate Center Road, Suite 203 B Monterey Park, CA 91754
(Address of principal executive offices)

(323) 261-0078
(Registrant's telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Effective August 2, 2006, Intra-Asia Entertainment Corporation dismissed BDO Shanghai Zhonghua ("BDO"), as its independent registered public accounting firm. BDO's report on our financial statements for each of the years ended December 31, 2005 and December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were such reports modified as to uncertainty, audit scope or accounting principles. Our Board of Directors approved the dismissal by written consent dated as of August 2, 2006.

        In connection with the audit for the year ended December 31, 2005 and for the year ended December 31, 2004, and the subsequent interim period through the date of dismissal, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO, would have caused it to make references to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years. Additionally, during that time period, there were no reportable events, as defined by Regulation S-B Item 304 (a)(1)(iv)

        On August 2, 2006, our Board of Directors approved the engagement of Simon & Edward, LLP as our independent registered public accounting firm. Simon & Edward will act as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

        During the two most recent fiscal years and the interim period preceding the appointment of Simon & Edward, we have not consulted Simon & Edward regarding either (i) the application of the accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Simon & Edward concluded was an important factor that we considered in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event, as defined in Regulation S-B, Item 304(a)(1)(iv).

We have provided BDO with a copy of the disclosures we are making herein in response to Item 304 of Regulation S-B.

        We have requested that BDO furnish us with a letter addressed to the Commission stating whether BDO agrees with our statements, and if not, stating the respects in which BDO did not agree. A copy of the letter from BDO, dated August 2, 2006, is attached to this Form 8-K as Exhibit 16.1.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 2, 2006, Zhihua Wang resigned as our Secretary, and Xingming Zhang was appointed to serve as Secretary.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1	Letter from BDO Shanghai Zhongua, dated August 2, 2006, regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRA-ASIA ENTERTAINMENT CORPORATION

Date: August 3, 2006	By: /s/ Stanley Wu
Stanley Wu Chief Executive Officer and Director